UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

 Securities Exchange Act of 1934

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☐	Preliminary Information Statement

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☒	Definitive Information Statement

AMERICAN RESOURCES CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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AMERICAN RESOURCES CORPORATION

January 30, 2018

Dear Shareholders:

The enclosed Information Statement is being furnished to the holders of record of shares of the common stock (the “Common Stock”) of American Resources Corporation, a Florida corporation (the “Company” or “NGFC”), as of the close of business on the record date, December 31, 2017.  The purpose of the Information Statement is to notify our shareholders that on January 2, 2018, the Company received written consents in lieu of a meeting of shareholders (the “Written Consents”) from the shareholders holding a majority of the voting rights of the Company, Mark C. Jensen, Thomas M. Sauve, and Kirk P. Taylor, the holders of a combined 3,328,611 shares of Company Series A Preferred Stock with thirty-three and one-third (33(1/3)) votes of Class A Common Stock for every share of Series A Preferred Stock, on an “as-converted” basis, representing 68.91% of the issued and outstanding shares of our capital stock.  The Written Consent adopted resolutions which approved the Company’s current directors to continue serving in their current capacities until the next annual shareholders meeting.

You are urged to read the Information Statement in its entirety for a description of the actions taken by the majority of shareholders of the Company. The resolutions will become effective twenty calendar days after this Information Statement is first mailed to our shareholders. The new directors will accept their respective re-appointments as directors twenty-one (21) days after this Information Statement is sent to shareholders in accordance with SEC Rule 14c-2(b).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The enclosed Information Statement is being furnished to you to inform you that the foregoing actions have been approved by the holders of at least a majority of the outstanding shares of all voting stock of the Company. Because shareholders holding at least a majority of the voting rights of our outstanding common stock have voted in favor of the foregoing actions, and have sufficient voting power to approve such actions through its ownership of common stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting your proxy in connection with the adoption of these resolutions, and proxies are not requested from stockholders.

This Information Statement is being mailed on or about February 9, 2018 to shareholders of record on December 31, 2017.

Sincerely,

/s/ Mark C. Jensen
Mark C. Jensen,
Chief Executive Officer

American Resources Corporation 9002 Technology Lane Fishers, IN 46038

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_____________________

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

_________________________________

NO VOTE OR OTHER ACTION OF THE COMPANY’S SHAREHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

The enclosed Information Statement is being furnished to the holders of record of shares of the common stock (the “Common Stock”) of American Resources Corporation, a Florida corporation (the “Company” or “AREC”), as of the close of business on the record date December 31, 2017.  The purpose of the Information Statement is to notify our shareholders that on January 2, 2018, the Company received written consents in lieu of a meeting of shareholders (the “Written Consents”) from the shareholders holding a majority of the voting rights of the Company. Shareholders, Mark C. Jensen, Thomas M. Sauve, and Kirk P. Taylor, are the holders of a combined 3,328,611 shares of Company Series A Preferred Stock with thirty-three and one-third (33(1/3)) votes of Class A Common Stock for every share of Series A Preferred Stock, on an “as-converted” basis, representing 68.91% of the issued and outstanding shares of our capital stock.  The Written Consents adopted resolutions which approved the Company’s current directors to continue serving in their current capacities until the next annual shareholders meeting. The new directors will accept their respective re-appointments as directors twenty-one (21) days after this Information Statement is sent to shareholders in accordance with SEC Rule 14c-2(b).

You are urged to read the Information Statement in its entirety for a description of the actions taken by the majority of shareholders of the Company. The resolutions will become effective twenty calendar days after this Information Statement is first mailed to our shareholders. The new directors will accept their respective re-appointments as directors twenty-one (21) days after this Information Statement is sent to shareholders in accordance with SEC Rule 14c-2(b).

Because shareholders holding at least a majority of the voting rights of our outstanding common stock have voted in favor of the foregoing actions, and have sufficient voting power to approve such actions through its ownership of common stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement.  The Board is not soliciting proxies in connection with the adoption of these resolutions, and proxies are not requested from shareholders.

In accordance with our bylaws, our Board of Directors has fixed the close of business on December 31, 2017 as the record date for determining the shareholders entitled to notice of the above noted actions. This Information Statement is being mailed on or about February 9, 2018 to shareholders of record on the record date.

DISTRIBUTION AND COSTS

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. In addition, we will only deliver one Information Statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this Information Statement and future shareholder communication documents to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future shareholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Shareholders may also address future requests regarding delivery of information statements by contacting us at the address noted above.

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VOTE REQUIRED; MANNER OF APPROVAL

Because shareholders holding at least a majority of the voting rights of our outstanding Common Stock have voted in favor of the foregoing actions, and have sufficient voting power to approve such actions through their ownership of common stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting proxies in connection with the adoption of these proposals, and proxies are not requested from shareholders.

In addition, the Florida Business Corporation Act provides in substance that shareholders may take action without a meeting of the shareholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of the outstanding voting shares holding not less than the minimum number of votes that would be necessary to approve such action at a shareholders meeting. This action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

The Company has two classes of voting stock outstanding. Our Class A Common Stock is entitled one vote for each share and our Series A Convertible Preferred Stock is entitled to thirty-three and one-third (33(1/3)) votes for each share. Our Series “B” Convertible Preferred Stock has no voting rights. There are currently 952,044 shares of Class A Common Stock outstanding and 4,794,425 shares of our Series “A” Convertible Preferred Stock outstanding. There are 236,111 shares of our Series “B” Convertible Preferred Stock outstanding. In accordance with our bylaws, our Board of Directors has fixed the close of business on December 31, 2017 as the record date for determining the shareholders entitled to vote or give written consent.

On January 2, 2018, the Company received written consents in lieu of a meeting of shareholders (the “Written Consents”) from the shareholders holding a majority of the voting rights of the Company. Shareholders, Mark C. Jensen, Thomas M. Sauve, and Kirk P. Taylor, are the holders of a combined 3,328,611 shares of Company Series A Preferred Stock with thirty-three and one-third (33(1/3)) votes of Class A Common Stock for every share of Series A Preferred Stock, on an “as-converted” basis, representing 68.91% of the issued and outstanding shares of our capital stock.  The Written Consents adopted resolutions which approved the Company’s current directors to continue serving in their current capacities until the next annual shareholders meeting. The new directors will accept their respective re-appointments as directors twenty-one (21) days after this Information Statement is sent to shareholders in accordance with SEC Rule 14c-2(b). Accordingly, in compliance with the Florida Business Corporation Act, at least a majority of the outstanding shares has approved the Company’s current directors to continue serving in their current capacities until the next annual shareholders’ meeting. As a result, no vote or proxy is required by the shareholders to approve the adoption of the foregoing actions.

REAPPOINTMENT OF THE CURRENT DIRECTORS

The Company believes the current 2 directors of the Company have done a satisfactory job in performing their duties and would like them to continue to serve the Company until the next annual stockholders’ meeting.

Dissenter’s Rights

There are no dissenter’s rights available under Florida law regarding the corporate action described in this Information Statement.

COPORATE GOVERNANCE

Our Board

The business and affairs of the Company are managed under the direction of our board of directors. We conducted 2 board of director meetings during the fiscal year ending December 31, 2017. Each of our directors has attended all meetings either via telephone conference or informed and responded to matters discussed via email. In addition to the contact information in this Information Statement, each stockholder will be given specific information on how he/she can direct communications to the officers and directors of the corporation. All communications from stockholders are relayed to the members of the Board.

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Controlled Company

The Board has determined that the Company meets the definition of a “Controlled Company” as defined by Rule 5615(c) of the NASDAQ Listing Rules. A “Controlled Company” is defined in Rule 5615(c) as a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company. Certain NASDAQ requirements do not apply to a “Controlled Company”, including requirements that: (i) a majority of its Board must be comprised of “independent” directors as defined in NASDAQ’s rules; and (ii) the compensation of officers and the nomination of directors be determined in accordance with specific rules, generally requiring determinations by committees comprised solely of independent directors or in meetings at which only the independent directors are present.

Director Independence

We do not have any independent directors.

Compensation of Directors

For the fiscal year ending December 31, 2017, see the tables below regarding executive and director compensation.

Term of Office

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws. Our officers are appointed by our Board of Directors and hold office until removed by the board.

Code of Ethics

We have adopted a code of ethics as of October 3, 2013 that applies to our principal executive officer, principal financial officer, and principal accounting officer as well as our employees. Our standards are in writing and are posted on our website. The following is a summation of the key points of the Code of Ethics we adopted:

●	Honest and ethical conduct, including ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
●

Full, fair, accurate, timely, and understandable disclosure reports and documents that a small business issuer files with, or submits to, the Commission and in other public communications made by our Company;

●	Full compliance with applicable government laws, rules and regulations;
●	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
●	Accountability for adherence to the code.

Security Ownership of Certain Beneficial Owners and Management

The following table lists, as of December 31, 2017, the number of shares of our Common Stock and Series A Convertible Preferred Stock that are beneficially owned by (i) each person or entity known to us to be the beneficial owner of more than 5% of our common stock; (ii) each executive officer and director of our company; and (iii) all executive officers and directors as a group. Information relating to beneficial ownership of Common Stock and our Convertible Preferred Stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days under any contract, option or warrant. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power. Unless otherwise specified, the address of each beneficial owner listed in the tables is c/o American Resources Corporation, 9002 Technology Lane, Fishers, IN 46038.

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Name and Address of Shareholder	Number of Shares of Common Stock Beneficially Owned (1)	Percent of Common Stock Owned (2)

Golden Properties, Ltd. (3)	104,608	9.99%

_______________

(1)	A person is deemed to be the beneficial owner of securities that can be acquired by such a person within 60 days upon exercise of options, warrants or convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such a person (but not those held by any other person) and are exercisable within 60 days from that date have been exercised;

(2)	Based on 1,056,652 shares of Common Stock deemed to be outstanding as if one or more warrants were exercised up to the maximum amount of 9.99% (or 104,608 shares) of the issued and outstanding number of shares at December 31, 2017 (952,044 shares). This percentage has been rounded for convenience;

(3)	Golden Properties, Ltd. is the owner of several Company common stock warrants for the purchase of shares of our Common Stock, which warrants are exercisable at such company’s discretion, subject to the following limitation on amount. The warrant agreements provide that at no time may Golden Properties, Ltd. or its affiliates exercise any warrant that would result in their ownership of more than 9.99% of the issued and outstanding shares of our Common Stock on the date of exercise. Accordingly, Golden Properties, Ltd. is presently deemed the beneficial owner of 104,608 shares of our Common Stock pursuant to Securities and Exchange Commission Rule 13d-3, promulgated under the Securities Exchange Act of 1934.

Name	Number of Shares of Series A Preferred Stock Beneficially Owned (4)	Percent of Series A Preferred Stock Owned (5)

Officers and Directors

Mark C. Jensen (6) Chief Executive Officer, Director	1,600,626	32.15%

Thomas M. Sauve (7) President, Director	1,339,220	27.13%

Kirk P. Taylor Chief Financial Officer	486,115	10.14%

All Directors and Officers as a Group (3 persons) (8)	3,425,961	71.45%

5% Holders

Greg Jensen	486,115	10.14%

Adam Jensen	486,115	10.14%

All Directors, Officers and 5% Holders as a Group (5 persons)	4,398,191	91.74%

______________

(4)	A person is deemed to be the beneficial owner of securities that can be acquired by such a person within 60 days from December 31, 2017, upon exercise of options, warrants or convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such a person (but not those held by any other person) and are exercisable within 60 days from that date have been exercised;

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(5)	Based on 4,794,425 shares of Series A Convertible Preferred Stock outstanding as of December 31, 2017. These percentages have been rounded for convenience;

(6)	Mr. Jensen beneficially owns 58,933.44 shares of our Series A Convertible Preferred Stock through his equity ownership in T Squared Partners, LP, which shares are included in the table above;

(7)	Mr. Sauve beneficially owns 38,417.43 shares of our Series A Convertible Preferred Stock through his equity ownership in T Squared Partners, LP, which shares are included in the table above;

(8)	Our officers and directors do not own any shares of our Class A Common Stock (952,044 shares outstanding) or any shares of our Series B Convertible Preferred Stock (236,111 shares outstanding).

Changes in Control of Registrant.

Pursuant a share exchange agreement executed on January 5, 2017 between the Company and Quest Energy Inc., ("Quest"), a private company incorporated in the State of Indiana and due to the recent fulfillment of various conditions precedent to closing of the transaction, the control of the Company has been transferred to the Quest shareholders holding 100% of the issued and outstanding common shares of Quest. Pursuant to the terms of the Agreement, on February 7, 2017, 4,817,792 of newly authorized Series A Preferred Stock, par value $0.0001 per share (the "Common Stock") was issued to Quest shareholders holding 100% of the issued and outstanding common shares of Quest. The Series A Preferred stock is convertible into common stock of the Company at the sole option of the holder of such Series A Preferred Stock at a rate of three and one-third (3(1/3)) shares of Common Stock per share of Series A Preferred, which represents a legal and equitable equity ownership in the Company immediately post-closing of 95% of the Common Stock outstanding. The Series A Preferred Stock has full voting rights in the Company on an “as-converted” basis with each share of Series A Preferred Stock having the right to vote thirty-three and one-third (33(1/3)) shares of common stock per share of Series A Preferred Stock.

Certain Relationships and Related Transactions, and Director Independence

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than ten percent of our Common Stock (collectively, the “Reporting Persons”) to report their ownership of, and transactions in our Common Stock to the SEC. Such Directors, executive officers and 10% shareholders also are required to furnish us with copies of all Section 16(a) reports they file. Company management believes that during the fiscal year ended December 31, 2017, there were no untimely reports filed by any reporting person under applicable Section 16(a) reporting requirements.

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Directors, Executive Officers, and Control Persons

The following individuals serve as our executive officers and members of our board of directors:

Name	Age	Positions

Mark C. Jensen	38	Chief Executive Officer, Chairman of the Board of Directors

Thomas M. Sauve	38	President, Director

Kirk P. Taylor	38	Chief Financial Officer

Mark C. Jensen (age 38)– Chief Executive Officer

Mark C. Jensen has been the Chief Executive Officer of Quest Energy, Inc. and its predecessor companies since 2006. In this role, he is responsible for all facets of operational and strategic initiatives of the organizations. Mark is also the co-founder and co-managing partner in a micro-cap investment fund, T Squared Capital, LLC. Prior to forming T Squared Capital, LLC and Quest Energy, Inc., Mark worked on Wall Street since 2002 with firms specialized in company turn-arounds. Based upon Mr. Jensen’s experience we believe that he is well suited to lead the organization in both operations and financing.

Thomas M. Sauve (age 38)– President

Thomas M. Sauve has been the President of Quest Energy, Inc. and its predecessor companies since 2006. In this role, he is responsible for all facets of operational and strategic initiatives of the organizations. Tom is also the co-founder and co-managing partner in a micro-cap investment fund, T Squared Capital, LLC. Prior to forming T Squared Capital, LLC and Quest Energy, Inc., Tom worked on Wall Street since 2001 with firms specialized in company turn-arounds. Based upon Mr. Sauve’s experience we believe that he is well suited to lead the organization in both operations and financing.

Kirk Taylor, CPA (age 38) – Chief Financial Officer

Kirk P. Taylor, CPA, has been the Chief Financial Officer of Quest Energy, Inc. since 2016. In his role, he is responsible for all financial reporting, tax compliance and treasury management. Prior to joining Quest Energy, Inc., Kirk was an auditor with K.B Parrish & Co, LLP beginning in 2013, Katz Sapper & Miller, LLP beginning in 2011 and CohenReznick beginning in 2002. While with those firms he focused on audit, financial reporting and tax compliance with operating entities and investment partnership utilizing various types of tax efficient investments. Kirk is a Certified Public Accountant licensed in the State of Indiana. Based upon Mr. Taylor’s experience we believe that he is well suited to lead in the organization in financial operations, financing and internal controls.

Directors:

Mark C. Jensen – Chairman of Board & Director

Mark C. Jensen has been the Chief Executive Officer of Quest Energy, Inc. and its predecessor companies since 2006. In this role, he is responsible for all facets of operational and strategic initiatives of the organizations. Mark is also the co-founder and co-managing partner in a micro-cap investment fund, T Squared Capital, LLC. Prior to forming T Squared Capital, LLC and Quest Energy, Inc., Mark worked on Wall Street since 2002 with firms specialized in company turn-arounds. Based upon Mr. Jensen’s experience we believe that he is well suited to lead the board of directors as Chairman.

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Thomas M. Sauve – Director

Thomas M. Sauve has been the President of Quest Energy, Inc. and its predecessor companies since 2006. In this role, he is responsible for all facets of operational and strategic initiatives of the organizations. Tom is also the co-founder and co-managing partner in a micro-cap investment fund, T Squared Capital, LLC. Prior to forming T Squared Capital, LLC and Quest Energy, Inc., Tom worked on Wall Street since 2001 with firms specialized in company turn-arounds. Based upon Mr. Sauve’s experience we believe that he is well suited to serve the organization as a director.

Related Party Transactions

In July 2017 one of our officers loaned $50,000 to our subsidiary, Quest Energy, Inc. The loan is unsecured, non-interest bearing and is due on demand.

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors or executive officers has been:

●

the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●

subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

●

found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, that has not been reversed, suspended, or vacated;

●

subject of, or a party to, any order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of a federal or state securities or commodities law or regulation, law or regulation respecting financial institutions or insurance companies, law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●

subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

None of our directors, executive officers or affiliates, or any beneficial owner of 5% or more of our common stock, or any associate of such persons, is an adverse party in any material proceeding to, or has a material interest adverse to, us.

Director Independence

None of our directors are considered to be independent.

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Audit, Compensation and Nominating Committee

We have not established any committees, including an Audit Committee, a Compensation Committee or a Nominating Committee, any committee performing a similar function. The functions of those committees are being undertaken by board of directors as a whole.

Limitation of Director Liability; Indemnification

Indemnity

To the fullest extent permitted by the Florida Business Corporation Act, the Corporation shall indemnify, or advance expenses to, any person made, or threatened to be made, a party to any action, suit or proceeding by reason of the fact that such person (i) is or was a director of the Corporation; (ii) is or was serving at the request of the Corporation as a director of another corporation, provided that such person is or was at the time a director of the Corporation; or (iv)is or was serving at the request of the Corporation as an officer of another corporation, provided that such person is or was at the time a director of the corporation or a director of such other corporation, serving at the request of the Corporation. Unless otherwise expressly prohibited by the Florida Business Corporation Act, and except as otherwise provided in the previous sentence, the Board of Directors of the Corporation shall have the sole and exclusive discretion, on such terms and conditions as it shall determine, to indemnify, or advance expenses to, any person made, or threatened to be made, a party to any action, suit, or proceeding by reason of the fact such person is or was an officer, employee or agent of the Corporation as an officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. No person falling within the purview of this paragraph may apply for indemnification or advancement of expenses to any court of competent jurisdiction.

Executive Compensation.

The following table sets forth information concerning the annual and long-term compensation of our executive officers for services rendered in all capacities to us during the last two completed fiscal years. The listed individuals shall hereinafter be referred to as the “Named Executive Officers.” We also have included below a table regarding compensation paid to our directors who served during the last completed fiscal year. The address for all individuals identified in the following tables is 9002 Technology Lane, Fishers, IN 46038.

Summary Compensation Table - Officers

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and		Salary	Bonus	Stock Awards	Option Awards	Non-equity Incentive plan Compensation	Nonqualified deferred compensation earnings	All other Compensation	Total
principal position	Year	($)	($)	($)	($)	($)	($)	($)	($)
I. Andrew Weeraratne,	2017	5,000	-0-	-0-	-0-	-0-	-0-	-0-	5,000
(1) CEO, CFO	2016	22,800	-0-	-0-	-0-	-0-	-0-	-0-	22,800

Mark C. Jensen, (2) CEO	2017	156,000	-0-	-0-	-0-	-0-	-0-	-0-	156,000
Thomas M. Sauve, (3) President	2017	156,000	-0-	-0-	-0-	-0-	-0-	-0-	156,000
Kirk P. Taylor, (4) CFO	2017	150,000	-0-	-0-	-0-	-0-	-0-	-0-	150,000

_____________

(1)	The amount of value for the services of Mr. Weeraratne was determined by agreement for shares in which he received as a founder for (1) control, (2) willingness to serve on the Board of Directors and (3) participation in the foundational days of the corporation. The amount received by Mr. Weeraratne is not reflective of the true value of the contributed efforts by Mr. Weeraratne and was arbitrarily determined by the company. Mr. Weeraratne submitted his resignation to the Company on February 7, 2017 in connection with a change of control of the Company.

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(2)	Of the salary amount listed in this table, $32,000.00 was accrued and unpaid in 2017. The employment agreement for fiscal year 2017 also allows for payment of a bonus that has not yet been calculated. On January 2, 2018, the Company entered into an employment agreement with Mr. Jensen, at an annual salary rate of $156,000. The Company also has provided for a discretionary quarterly performance bonus of up to $.64 per clean ton of coal mined and for a discretionary annual performance bonus of up to three times the base salary. The payment of such bonus shall be in the sole discretion of the Company’s management and/or applicable Board of Directors.

(3)	Of the salary amount listed in this table, $32,000.00 was accrued and unpaid in 2017. The employment agreement for fiscal year 2017 also allows for payment of a bonus that has not yet been calculated. On January 2, 2018, the Company entered into an employment agreement with Mr. Sauve, at an annual salary rate of $156,000. The Company also has provided for a discretionary quarterly performance bonus of up to $.54 per clean ton of coal mined and for a discretionary annual performance bonus of up to three times the base salary. The payment of such bonus shall be in the sole discretion of the Company’s management and/or applicable Board of Directors.

(4)	Of the salary amount listed in this table, $26,293.16 was accrued and unpaid in 2017. The employment agreement for fiscal year 2017 also allows for payment of a bonus that has not yet been calculated. On January 2, 2018, the Company entered into an employment agreement with Mr. Taylor, at an annual rate of $156,000. The Company also has provided for a discretionary quarterly performance bonus of up to $.20 per clean ton of coal mined and for a discretionary annual performance bonus of up to three times the base salary. The payment of such bonus shall be in the sole discretion of the Company’s management and/or applicable Board of Directors.

Director Compensation

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified deferred compensation earnings	All Other Compensation	Total
Name and principal position	($)	($)	($)	($)	($)	($)	($)
James C. New (1)	-0-	1,500	-0-	-0-	-0-	-0-	1,500
I. Andrew Weeraratne (2)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Eugene Nichols (3)	-0-	15,000	-0-	-0-	-0-	-0-	15,000
Bo G. Engberg (4)	-0-	1,500	-0-	-0-	-0-	-0-	1,500
Mark C. Jensen (5)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Thomas M. Sauve (6)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

_____________

(1)	Mr. New submitted his resignation to the Company on February 7, 2017 in connection with a change of control of the Company.

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(2)	Mr. Weeraratne submitted his resignation to the Company on February 7, 2017 in connection with a change of control of the Company.

(3)	Mr. Nichols submitted his resignation to the Company on February 7, 2017 in connection with a change of control of the Company.

(4)	Mr. Engberg submitted his resignation to the Company on February 7, 2017 in connection with a change of control of the Company.

(5)	Mr. Jensen was appointed as a director on February 7, 2017. On January 2, 2018, the Company entered into an employment agreement with Mr. Jensen, at an annual salary rate of $156,000. The Company also has provided for a discretionary quarterly performance bonus of up to $.64 per clean ton of coal mined and for a discretionary annual performance bonus of up to three times the base salary. The payment of such bonus shall be in the sole discretion of the Company’s management and/or applicable Board of Directors. Mr. Jensen is not paid separately for his services as a director for the Company.

(6)	Mr. Sauve was appointed as a director on February 7, 2017. On January 2, 2018, the Company entered into an employment agreement with Mr. Sauve, at an annual salary rate of $156,000. The Company also has provided for a discretionary quarterly performance bonus of up to $.54 per clean ton of coal mined and for a discretionary annual performance bonus of up to three times the base salary. The payment of such bonus shall be in the sole discretion of the Company’s management and/or applicable Board of Directors. Mr. Sauve is not paid separately for his services as a director for the Company.

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees.

There are no understandings or agreements regarding compensation our management will receive after a business combination that is required to be included in this table, or otherwise.

INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference and are deemed to be a part hereof from the date of filing of such documents:

Reports in Form 8-K.

Code of Business Conduct and Ethics. (filed as Exhibit 14.1 to the Company’s Registration Statement on Form S-1, filed with the SEC on November 27, 2013)

All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein, or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this proxy statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

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IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT:

American Resources Corporation

9002 Technology Lane

Fishers, IN 46038

Sincerely,

/s/ Mark C. Jensen
Mark C. Jensen
Chief Executive Officer

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